Investor Presentation March 2019

SAFE HARBOR STATEMENT Forward-Looking Information This presentation includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Forward-looking statements are based on management’s current belief, as well as assumptions made by, and information currently available to, management. While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to the Company’s liquidity, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the implementation of any businesses we acquire, the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, changes in the fair value of our outstanding financial instrument obligations and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and the Company’s other periodic reports. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures This presentation contains certain financial measures, including adjusted EBITDA, that are not calculated under the standards or rules of U.S. GAAP, which are referred to as "non-GAAP financial measures." These non-GAAP financial measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP and should not be considered an alternative to the Company’s other financial information determined under GAAP. Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. The presented non-GAAP financial measures exclude items that management does not believe reflect the Company’s core operating performance because such items are outside the control of the Company or are inherently unusual, non-operating, unpredictable, non- recurring, or non-cash. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operating performance. The Adjusted EBITDA outlook for the fourth first quarter and full year of 20198 has not been reconciled with the Company’s net income outlook for the same periods because of the variability, complexity and lack of visibility with respect to certain reconciling items between adjusted EBITDA and net loss, including other income (expense), provision for income taxes and stock-based compensation. These items cannot be reasonably and accurately predicted without the investment of undue time, cost and other resources and, accordingly, a reconciliation of the Company’s adjusted EBITDA outlook to its net loss outlook for such periods is not available without unreasonable effort. These reconciling items could be material to the Company’s actual results for such periods. © 2019 Turtle Beach Corporation. All Rights Reserved. 2

WHO WE ARE • Key player in $148 billion gaming market • Market leader in gaming headsets – by far • Strong brand with high consumer loyalty • Global distribution & partnerships • Full line of differentiated products • Critical accessory provider to esports fans & players • Innovative & valuable patent portfolio • Expanding into gaming keyboards & mice via ROCCAT • Expanded growth opportunities going forward 3

KEY PLAYER IN $148B GLOBAL GAMING MARKET Console Gaming: $41.8B 9.2% YOY Growth1 Esports: $1,096.1M 26.7% YOY Growth1 $7B Opportunity(2) $148B Global Gaming Opportunity1 PC Gaming: $34.4B Mobile Gaming: $72.0B 2.7% YOY Growth1 13.9% YOY Growth1 Virtual Reality: $6.4B 2018 73% YOY Growth2 1. Newzoo – Global Games Market Report QU January 2019 & Global Esports Market Report 2019 2. Statista Virtual Reality Worldwide Market Size 4

AUDIO HEADSETS ARE A CRITICAL ACCESSORY FOR GAMERS

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

Gaming Headsets Provide…



- High quality microphone for multi-player gaming
- More immersive audio for a better gaming experience
- Competitive advantage in picking up key audio cues
- Privacy of game and chat audio

They Are Harder & More Differentiated Than Music Headphones

- Durability and comfort for long gaming sessions
- Good audio quality at all price points
- Excellent microphone with easy mute capabilities
- Mid- and high-tier can have unique technologies:
  - ➢ Integration with Xbox or PlayStation
  - ➢ Dedicated wireless technologies
  - ➢ Digital processing of audio
  - ➢ Mobile application to control
- Come in many price points from $20-$299 with increasing features
- Often with different models for Xbox, PlayStation, PC, Switch

5

CONSOLE HEADSETS ARE LARGEST GAMING ACCESSORY SEGMENT With over 816M Gamers Sales 80%+ Brick & Mortar Console Headsets are $1.8B Addressable Market and 195M esports fans in Retail Driven3 Global Gaming Accessory Market $4,658M1 the Americas and Europe2 Keyboards $684M Console Mice Headsets $597M $1,802M Where Consumers Can Try The Headsets PC Headsets $1,575M Americas and Europe are over 70% of the market 1. Newzoo Report 2019 Peripheral Market estimates 3. Turtle Beach estimates 80+% of North American 2. Newzoo 2019 Global Esports and Global Games Market Report QU January console headset sales are via brick & mortar retailers 6

WE ARE THE LEADER IN CONSOLE GAMING HEADSETS BY FAR

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

#1 GAMING HEADSET
PROVIDER FOR XBOX & PLAYSTATION

HIGHER REVENUE SHARE
THAN NEXT 4 PLAYERS COMBINED


TURTLE BEACH
46.1%
U.S. & CANADA CONSOLE GAMING HEADSET REVENUE SHARE 2018
OTHERS

All 5 OF TOP 5 SELLERS
OVERALL ARE TURTLE BEACH

6 OF TOP 10 SELLERS
OVERALL ARE TURTLE BEACH

WHY & HOW:

STRONG BRAND & REPUTATION
Among Gamers, Retailers, Gaming Industry

PRODUCT FOR EVERY GAMER
Entry level to Professional

PRODUCT INNOVATIONS
And unique features - Many patented

280K+ POINTS OF DISTRIBUTION
42 Countries

STRONG PARTNERSHIPS
With leading esports teams & influencers

OVER 10 YEARS EXPERIENCE
Gaming Headsets and with Xbox & PlayStation

77 ISSUED PATENTS
38 Pending[1]

1. Counts only patents related to headsets (not including HyperSound)
Source: The NPD Group/Retail Tracking Service/Video Games/Dollars/U.S. & Canada/January-December 2018

7

GREAT PRODUCTS FOR EVERY LEVEL OF CONSOLE GAMER

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

Gamer Level	ASP	Sample Products	MSRP	Major Step-Ups	TB Key Features
Esports Core Gamer *16+ hours per week*	> $150	Turtle Beach ELITE PRO 2 + SUPERAMP (×2) *New 2018*	MSRP: $249.95	Pro-level Headset	• Professional-grade game & chat audio performance • Patented ProSpecs glasses friendly design • Cooling gel-infused memory foam ear cushions • Bluetooth connectivity w/app-based control • Superhuman Hearing • Swappable deco-plates
Enthusiast Gamer *7-15 hours per week*	$100 - $150	Ear Force STEALTH 700 (×2)	MSRP: $149.95	ANC and Bluetooth	• Windows Sonic & DTS 7.1 surround sound • Active noise-cancellation • Bluetooth connectivity w/app-based control • Superhuman Hearing • Synthetic leather ear cushions
		Ear Force STEALTH 600 (×2)	MSRP: $99.95	Wireless Headset	• Windows Sonic & TB surround sound • Direct wireless connection to Xbox One • Superhuman Hearing
Casual Gamer *4-6 hours per week*	$50 - $100	Ear Force STEALTH 300 (×2) *New 2018*	MSRP: $79.95	Audio Features	• Audio EQ settings • 50mm drivers • Patented ProSpecs glasses friendly design
		Ear Force RECON 200 *New 2018*	MSRP: $59.95	Amplified Headset	• Amplified audio with mic monitoring and bass-boost • Metal-reinforced headband • Memory foam ear cushions
Entry-Level Gamer *< 4 hours per week*	< $50	Ear Force RECON 50X, Ear Force RECON 50P	MSRP: $39.95	Full Headset	• High-quality 40mm speakers • High-sensitivity mic • Synthetic leather ear cushions
		Ear Force RECON CHAT (×2)	MSRP: $19.95	Chat Headset	• Innovative open earcup • Reversible left-right design



8

WE ARE EXPANDING INTO PC HEADSETS TO INCREASE OUR TAM 2nd Largest Segment In $4.7B Accessory Market And Have a Dominant, Growing Share of the Combined Markets Global Gaming Accessory Market $4,658M1 Keyboards $684M Mice Console $597M Headsets $1,802M PC Headsets $1,575M Americas and Europe are over 70% of the market Source: The NPD Group, Inc./Retail Tracking Service/Video Games/Console Accessories/Dollars/U.S./January-December 2018 Source: The NPD Group, Inc., U.S. Retail Tracking Service, PC Headset/PC Microphone, Gaming Designed, Headset Only (No Standalone 1. Newzoo Report 2019 Peripheral Market estimates Microphone), Based on Dollars, Jan.-Dec. 2018 9

EXPANDED LINE-UP FOR EVERY LEVEL OF PC GAMER

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

- **Esports**
- **Core Gamer** *16+ hours per week*
- **Enthusiast Gamer** *7-15 hours per week*
- **Casual Gamer** *4-6 hours per week*
- **Entry-Level Gamer** *< 4 hours per week*

ASP	Sample Products		Major Step-Ups	TB Key Features	
> $150	ELITE PRO 2 + SUPERAMP	*New 2018* MSRP: $249.95	**Pro Quality & Connectivity**	• Professional-grade game & chat audio performance • Cooling gel-infused memory foam ear cushions • Bluetooth connectivity w/app-based control • Magnetic, swappable deco-plates	
$79 - $99	ELITE ATLAS	*New 2018* MSRP: $99.95	**Pro Quality**	• Professional-grade game & chat audio performance • Removable, patented ProSpecs glasses friendly design • Magnetic, swappable deco-plates	
	EAR FORCE STEALTH 450	MSRP: $79.95	**Wireless**	• Wireless game & chat audio • DTS 7.1 Surround Sound • Superhuman Hearing	
	EAR FORCE ATLAS THREE	*New 2018* MSRP: $79.95	**Amplified**	• Amplified audio with mic monitoring • EQ Settings • 50mm drivers	
$49 - $79	EAR FORCE ATLAS ONE	*New 2018* MSRP: $49.95	**Build Quality**	• Metal-reinforced headband • Memory foam ear cushions • Patented ProSpecs glasses friendly design • Flip-to-Mute mic	
< $49	EAR FORCE RECON 50	MSRP: $39.95	**Entry**	• High-quality 40mm speakers • High-sensitivity mic • Synthetic leather ear cushions	

10

WE PARTNER WITH LEADING ESPORTS TEAMS AND INFLUENCERS OpTic Gaming Ali-A (14+ Million Subs) Dr DisRespect (Face of Twitch) Siefe (#1 on Mixer) Castro_1021 (#1 FIFA Streamer) Archonaut (Top 5 on Mixer) Obey Alliance Scump (2.3+ Million Subs) Official Audio Partner EA Sports FIFA 19 Champions Cup Titles shown represent games played by our partner esports teams and influencers and do not indicate a partnership with the publisher 11

ROCCAT ACQUISITION TURTLE BEACH ANNOUNCES AGREEMENT TO ACQUIRE ROCCAT 12

ROCCAT OVERVIEW • Hamburg & Taipei-based provider of PC mice, keyboards, headsets & software with strong brand in Germany • Full line of mice & keyboards with unique innovations, integrated lighting & associated PC software • Product & engineering personnel with deep experience & innovations in PC mice & keyboards • PC experienced sales & marketing personnel including coverage in major Asian countries • Proforma 2018: ~$25M net revenues, positive EBITDA & gross margins in mid 30’s%¹ 1. Financials are estimated based structure where ROCCAT functions stand-alone vs. today’s structure which is highly integrated with distributor/owner 13

STRATEGIC RATIONALE & ADDRESSABLE MARKET SIZE IMPACT

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

- ✓ Establishes immediate product line & capability in PC keyboards, mice & PC software, plus added headsets
- ✓ Expands our total addressable market (TAM) from $1.8B to $4.7B → targeting to build $100M+ incremental business in PC
- ✓ Leverages mutual strengths in geographies & products across both businesses to drive incremental growth
- ✓ Applies Turtle Beach operational capabilities to ROCCAT
- ✓ Can leverage ROCCAT skills to enter new non-headset categories over time (e.g., controllers)
- ✓ Targeting well over $30M in ROCCAT-related revenues in 2020 & accretive to EPS/Net Income

Global Gaming Accessory Market $4,658M[1]



Keyboards $684M
Mice $597M
Console Headsets $1,802M
PC Headsets $1,575M

1. Newzoo Report 2019 Peripheral Market estimates

14

COMPREHENSIVE COMBINED PRODUCT PORTFOLIO GLOBAL GAMING ACCESSORY MARKET $4,658M Turtle Beach Portfolio¹ ROCCAT Portfolio¹ Mice 9 Mice Including 7 RGB Models $597M $29 - $139 MSRP Keyboards 8 Keyboards Including 4 RGB Models $684M $79-$159 MSRP PC 5 Headsets 5 Headsets Including 1 USB Wireless Model Including 1 USB/RGB Wireless Model Headsets Including 3 new Atlas models Including 1 Earbud Model $1,575M $39-$99 MSRP $29-$119 MSRP Console 21 Headsets Including 4 Wireless Models Headsets Including 2 Pro Esports Models $1,802M Including 2 Earbud Models $19-$249 MSRP 1. Reflects the core models, not all SKUs or products are included. 48 Active Core Models in Portfolio Source for market sizes: Newzoo Report 2019 Peripheral Market estimates 15

LEVERAGE OF TURTLE BEACH BRAND IN PC HEADSETS

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

COUNTRY SCOPE

US UK FR DE



Awareness
Consideration
Preference
51%
32%
7%
Average preference for top 6 PC accessory brands is 5%
TURTLE BEACH

Purchase Funnel Analysis[1]

- ✓ Turtle Beach has strong PC headset purchase funnel metrics among competitive core PC gamers in our core markets
- ✓ Among the top PC Headset brands, these metrics rank Turtle Beach as:
  - Tied for 4th in Awareness and Consideration
  - Tied for 2nd in Preference
  - 1st for Preference in the US

1. Purchase Funnel surveys consumers and measures: Awareness – they are aware of the brand, Consideration – they will consider buying, and Preference - they pick one brand as preferred

Source: ©Newzoo | 2019 Peripheral Brand Tracker | https://newzoo.com/solutions/standard/consumer-insights/peripheral-brand-tracker/

16

TURTLE BEACH + ROCCAT IN PC MICE/KEYBOARDS

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

TURTLE BEACH

Top 5 Leading PC Accessories Brands


54%
32%
39%
54%
51%
38%
Turtle Beach Headset Owner


52%
27%
38%
54%
48%
32%
Turtle Beach Headset Owner

COUNTRY SCOPE

US UK FR DE

Purchase Funnel Analysis[1]

- ✓ Turtle Beach has strong Purchase Consideration among its large installed based of headset owners in its core markets:
  - Tied for 1st for mice
  - Tied for 2nd for keyboards
- ✓ ROCCAT adds purchase funnel strength in Germany, ranking 4th in brand Awareness, Consideration & Preference, among top PC accessory brands

1. Purchase Funnel surveys consumers and measures: Awareness – they are aware of the brand, Consideration – they will consider buying, and Preference - they pick one brand as preferred

Source: ©Newzoo | 2019 Peripheral Brand Tracker | https://newzoo.com/solutions/standard/consumer-insights/peripheral-brand-tracker/

17

ROCCAT FINANCIALS AND PLAN 1 Millions 2019 2020 Partial Year Fully combine the Revenues $20 to 24 Well over $30 companies and integrate PC accessories businesses Gross Margin % 25 - 28% 32 - 35% Purchase Accounting Impact Q2-Q3 (PC headsets, keyboards, mice) Operating Expenses Build $100M+ incremental revenue Cash OpEx (in EBITDA) $6 - 7 business in PC peripherals Amort/Depr/Stock Comp ~$2 Leverage combined skills One-time Transaction/Integration ~$3 and global footprint to expand into new gaming EBITDA Impact Neutral to Positive Positive categories over time GAAP Net Income Impact Negative $6 - 7 Positive 1. Reflects guidance effective on March 14, 2019. 18

2018 FINANCIALS AND 2019 OUTLOOK 19

FULL YEAR FINANCIAL OVERVIEW YOY ∆ Commentary $ in millions (except per-share data) 2017 2018 Strong market demand & an increase in market Revenue $149.1 $287.4 93% share Favorable product & customer mix, fixed cost Gross Margin 34.2% 37.8% 360bps leverage & fewer promos Increases in marketing spend for new product Operating Expenses $46.2 $54.7 18% launches & revenue-driven, variable-based sales expenses & compensation Operating Income $4.8 $54.0 $49.2M Revenue & margin drivers noted above Net Income (Loss) $(3.2) $39.2 $42.4M Revenue & margin drivers noted above EPS Diluted1 $(0.26) $2.74 $3.00 Revenue & margin drivers noted above Adjusted EBITDA2 $11.6 $57.7 $46.1M Revenue & margin drivers noted above 1. EPS based on diluted share count of 12.3 million average shares in 2017 and 14.3 million average shares in 2018. See slide 39 for bridge on share count changes. 2. See appendix for a reconciliation of non-GAAP measures. 20

BALANCE SHEET Capitalization 2018 Balance Sheet Improvements At At • Renegotiated term loans and sub-debt in 12-31-17 12-31-18 March, reducing interest rates and eliminating certain covenants Cash & Equivalents $5.2M $7.1M Debt • Extended maturity of term loans, sub-debt and working capital line to 2023 Revolver (asset-based) $38.5M $37.4M • Paid off term loans and sub-debt in December Term Loans $11.7M – Subordinated Notes $21.9M – • Retired Series B Preferred Stock in exchange for shares/warrants Total Debt $72.1M $37.4M • Fully repaid Revolver in first quarter of 2019 Series B Preferred Stock¹ $18.9m – with operating cash flows Leverage Ratio² 2.1x 0.1x 1. Retired in April 2018. 2. Defined as total term loans outstanding and average trailing twelve month revolving debt, divided by consolidated trailing twelve month adjusted EBITDA. 21

EXPECTED CONSOLE HEADSET MARKET DYNAMICS IN 2019

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

Simplified Market Model[1]

US & Canada Console Gaming Headset Sell-Through

Millions of Units



14.7
14
12
10
8
6
4
2
0
9.0
Incremental Battle Royale Driven Headset Sales
"Normal" Headset Sales Without Battle Royale Impact
+30%
Assuming 50% of incremental 2019 users replace or upgrade in 2019
11.8
"Normal" Headset Sales Based on Larger Installed Base of Users
2017
2018
2019 Model
2020+

Installed base of console headset users grew significantly in 2018 driven by Battle Royale games

Recent survey results indicate consumer intent to upgrade/replace <24 month cycle (with wide distribution around that average)

Biggest drivers of potential increase in 2019 model estimates are:

- Faster upgrade/replace cycle among new headset users
- Higher than expected continued influx of new headset users
- Stronger slate of Q4 games or major games going "free" model

Biggest drivers of potential decrease in 2019 model estimates are:

- Slower upgrade/replace cycle among new headset users
- Weaker slate of Q4 games than expected
- Market slow down due to new console rumors/announcement

Market Sell-In Revenues (sales) will vary from sell-through units based on channel inventory adjustments to hold weeks-of-supply and ASP of product sales

1. This is highly simplified market model to illustrate overall dynamics - actual market dynamics are much more complex than shown

Source: The NPD Group/Retail Tracking Service/Video Games/Dollars/U.S. & Canada

22

2019 OUTLOOK[1]

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.

	Q1-19	2019	Commentary & Assumptions
Net Revenue	~$42M	$240-$248M	Number of new gaming headset users returns to more normal rate; 2019 includes ~8 months' of revenue from ROCCAT (estimated to be $20-$24M)
Gross Margin	~32%	33%-34%	Reduced operating leverage, increases in promotional allowances & one-time ROCCAT charges
GAAP EPS	~$0.02	$0.70-$0.90	$10-12M incremental OpEx for PC headsets & ROCCAT plus estimated $3M in transaction costs, 10% tax rate
Adj. EPS[2]	~$0.05	$0.90-$1.10	
Diluted Shares	~16.5M	~16.6M	
Adj. EBITDA	~$3M	$27-$31M	Higher promotional allowances related to new products, increased marketing spend, PC & ROCCAT investments

1. Guidance effective on March 14, 2019.
2. Excludes impact of mark-to-market adjustments associated with the retirement of the Company's Series B preferred stock in April 2018. Also exclude transaction & integration costs related to the acquisition of ROCCAT, currently estimated to be ~$0.6M in Q1-19 & ~$3M in 2019.

23

REVENUE PROFILE Company Revenues (1) Company Product Retail Sell-Through in US & Canada Markets (2) Millions Millions $350 $350 $322 $313 $300 $287 $300 $240-$248 $250 $250 $200 $200 $179 $163 $174 $174 $175 $149 $150 $150 Channel Inventory Adjustments $100 $100 $50 $50 $0 $0 (3) 2015 2016 2017 2018 2019E 2015 2016 2017 2018 TTM Feb 2019 1. Company net revenues = wholesale revenues so not directly comparable to retail revenues in the chart on the right – shown just for perspective given channel inventory impacts on company net revenues. 2. The NPD Group/Retail Tracking Service/Video Games/Dollars/U.S. & Canada/CY2015, CY2016, CY2017, CY2018, and Trailing Twelve Months Mar 2018-Feb 2019. 3. Guidance effective on March 14, 2019. 24

EBITDA PROFILE Adjusted EBITDA1 2016: Millions Returned headset business to profitability. Converted HyperSound to licensing model. Entered esports, VR, $70.0 streaming mic categories. $57.7 $60.0 2017: $50.0 Focused on core headset business and continued profitability improvements. Positioned the Company for $40.0 improved balance sheet and loan terms. Laid $27-$31 groundwork for 2018+ growth initiatives. $30.0 $20.0 2018: $11.6 Continued to deliver increased profitability in headset $10.0 $4.0 business. Lowered cost and paid off debt. Made select investments to drive future growth. $0.0 -$10.0 2019 & Beyond: -$11.4 Hold position in console headsets. Enter PC headsets in -$20.0 our core markets. Enter PC headsets in China/Asia. Add 2015 2016 2017 2018 2019E² keyboards and mice. Add software and services differentiation across hardware. 1. See appendix for a reconciliation of non-GAAP measures. 2. Guidance effective on March 14, 2019. 25

STRONG FREE CASH FLOW GROWTH Free Cash Flow1 Millions $60.0 $50.0 $47.0 Strong free cash flow generation… $40.0 Positioned the Company to amend and improve $30.0 $23-$27 debt agreements in March and pay off all $20.0 remaining long-term debt in January $10.0 $5.2 Enable company to pursue growth investment in $0.0 PC headsets in 2018 and recently agree to acquire -$1.3 -$10.0 ROCCAT -$20.0 -$19.8 -$30.0 2015 2016 2017 2018 2019E² 1. Free cash flow defined as consolidated adjusted EBITDA less capital expenditures, less cash interest. 2. Estimated based on guidance effective on March 14, 2019. 26

LONG-TERM FINANCIAL TARGETS Maintain dominant position in Metric Target Console gaming headsets Revenue $ 10-20% CAGR Drive growth in PC gaming Gross Margins % Mid 30s’ headsets, keyboards, and mice (leveraging ROCCAT) EBITDA $ 15-30% CAGR Maintain disciplined spending with investments for growth Leverage brand, skills, and global footprint to enter new categories over time (organic and M&A) CONFIDENTIAL 27

KEY TAKEAWAYS § #1 console gaming headset brand with leading share based on innovative product portfolio for all levels of gamers § Competing in the largest portion of a $4.7B global market in gaming peripherals § Disruptive, cutting-edge technologies & patents § Strong market share gains in a healthy overall market § Healthy balance sheet with long-term debt paid off § Leveraged the above to invest in growth opportunities like PC headsets & ROCCAT, adding $2.9B to our TAM 28

Investor Relations: Media Contact: Cody Slach Maclean Marshall Liolios Turtle Beach Corporation 949.574.3860 858.914.5093 HEAR@Liolios.com Maclean.Marshall@turtlebeach.com

APPENDIX

EXPERIENCED BOARD OF DIRECTORS

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.



Ron Doornink
Chairman

- Former Chairman & CEO of Activision Publishing (NASDAQ: ATVI)
- Operating partner of Stripes Group, LLC
- Founder & principal of Erasmus Equity Investments



Juergen Stark
CEO & Director

- COO of Motorola Mobility's mobile business
- 10 years as Principal at McKinsey & Company, Inc.
- MBA, Harvard Business School



William Keitel
Director

- Former CFO of Qualcomm Incorporated (NASDAQ: QCOM)
- During his time at the company grew revenues from ~$800M to ~$25B
- Held senior financial roles at Nortel (OTC: NRTLQ) & Pepsico (NYSE: PEP)



Dr. Andrew Wolfe, PhD
Director

- Founder & principal of Wolfe Consulting
- Former Chief Technology Officer for SONICblue, Inc.
- B.S.E.E. in Electrical Engineering & Computer Science, Johns Hopkins; Ph.D. in Computer Engineering, Carnegie Mellon



Gregory Ballard
Director

- General partner with Eleven Ventures
- Former senior VP for mobile & social games at Warner Bros.
- Former CEO of Glu Mobile, former board member with DTS

31

EXPERIENCED MANAGEMENT TEAM

TURTLE BEACH
HEAR EVERYTHING. DEFEAT EVERYONE.



Juergen Stark
CEO

- COO of Motorola Mobility's mobile business
- 10 years as principal at McKinsey & Company



John Hanson
CFO

- EVP & CFO at Dialogic
- CFO at One Communications Corp



Cris Keirn
SVP, Global Sales

- Led headset transition as VP of business planning & strategy
- 17 years with Motorola in product management, operations, quality & customer relations



Matt Seymour
VP, Product Management

- 20+ years in the Consumer Electronics industry
- Previously with Sony leading television portfolio planning & development, product marketing



Megan Wynne
General Counsel

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm



Joe Stachula
CTO & VP Development

- 20+ years in consumer electronics
- 12 years at Plantronics engineering audio headsets



Andrew Lilien
VP of Marketing

- 20+ years of brand, consumer & retail marketing experience
- Past experience at ESPN, Fleer Trading Cards & National Media Group



Jose Rosado
VP Global Operations

- Former Sr. Director, Global Supply Chain Operations for HP
- 22 years of supply chain management with Motorola, On Semiconductor, HP, Cisco



Scott Rankin
VP Global Logistics

- 20+ years of logistics, transportation & operations experience
- 11+ years at Turtle Beach

32

SHARE COUNT BRIDGE Weighted average diluted shares outstanding – Q4 2017 12,364 Weighted average common shares issued in exchange for Series B preferred stock 1,307 Weighted average common shares issued upon exercise of stock options and warrants 594 Incremental dilutive effect of outstanding stock options and restricted stock 1,074 Incremental dilutive effect of outstanding warrants1 874 Weighted average diluted shares outstanding – Q4 2018 16,213 Weighted average diluted shares outstanding – 2018 14,289 Estimated weighted average diluted shares outstanding – 2019 16,600 1. Includes 550,000 fully-funded warrants issued in connection with the exchange for Series B preferred stock and warrants held by Stripes 33

GAAP TO ADJUSTED EBITDA RECONCILIATION – THREE MONTHS ENDED DECEMBER 31, 2018 Three Months Ended December 31, 2018 Adj As Adj Adj Stock Adj Reported Depreciation Amortization Compensation Other (1) EBITDA Net Revenue $ 111,319 $ — $ — $ — $ — $ 111,319 Cost of Revenue 68,428 (260) — 111 — 68,279 Gross Profit 42,891 260 — (111) — 43,040 Operating Expense 17,427 (750) (73) (579) — 16,025 Operating income (loss) 25,464 1,010 73 468 — 27,015 Interest expense 979 Other non-operating expense (income), net (1,104) 3,119 2,015 Earnings before income tax expense 25,589 Income tax expense 975 Net income $ 24,614 Adjusted EBITDA $ 25,000 (1) Other includes unrealized gain (loss) on financial instrument obligation. 34

GAAP TO ADJUSTED EBITDA RECONCILIATION – YEAR ENDED DECEMBER 31, 2018 Year Ended December 31, 2018 Adj As Adj Adj Stock Adj Reported Depreciation Amortization Compensation Other (1) EBITDA Net Revenue $ 287,437 $ — $ — $ — $ — $ 287,437 Cost of Revenue 178,738 (627) — (289) — 177,822 Gross Profit 108,699 627 — 289 — 109,615 Operating Expense 54,658 (3,327) (303) (1,588) — 49,440 Operating income (loss) 54,041 3,954 303 1,877 — 60,175 Interest expense 5,335 Other non-operating expense (income), net 7,779 (5,291) 2,488 Earnings before income tax expense 40,927 Income tax expense 1,737 Net income $ 39,190 Adjusted EBITDA $ 57,687 (1) Other includes unrealized gain (loss) on financial instrument obligation. 35

GAAP TO ADJUSTED EBITDA RECONCILIATION – THREE MONTHS ENDED DECEMBER 31, 2017 Three Months Ended December 31, 2017 Adj As Adj Adj Stock Adj Reported Depreciation Amortization Compensation Other (2) EBITDA Net Revenue $ 79,696 $ — $ — $ — $ — $ 79,696 Cost of Revenue 49,748 (99) — — 120 49,769 Gross Profit 29,948 99 — — (120) 29,927 Operating Expense 13,969 (975) (89) (243) (24) 12,638 Operating income (loss) 15,979 1,074 89 243 (96) 17,289 Interest expense 2,199 Other non-operating expense (income), net 54 54 Earnings before income tax benefit 13,726 Income tax benefit (505) Net income $ 14,231 Adjusted EBITDA $ 17,235 (2) Other includes business transition costs and restructuring charges. 36

GAAP TO ADJUSTED EBITDA RECONCILIATION – YEAR ENDED DECEMBER 31, 2017 Year Ended December 31, 2017 Adj As Adj Adj Stock Adj Reported Depreciation Amortization Compensation Other (2) EBITDA Net Revenue $ 149,135 $ — $ — $ — $ — $ 149,135 Cost of Revenue 98,132 (578) — 66 79 97,699 Gross Profit 51,003 578 — (66) (79) 51,436 Operating Expense 46,205 (3,496) (348) (1,496) (533) 40,332 Operating income (loss) 4,798 4,074 348 1,430 454 11,104 Interest expense 7,916 Other non-operating expense (income), net (463) (463) Loss before income tax expense (2,655) Income tax expense 593 Net loss $ (3,248) Adjusted EBITDA $ 11,567 (2) Other includes business transition costs and restructuring charges. 37

GAAP TO ADJUSTED EBITDA RECONCILIATION December 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 Consolidated Net Income (Loss) 39,190 (3,248) (87,182) (82,907) Depreciation 3,954 4,075 5,066 5,901 Amortization of intangibles 303 349 4,128 2,015 Interest 5,335 7,916 7,447 5,099 Taxes 1,737 593 (387) 2,393 Stock Compensation 1,877 1,430 3,960 5,897 Restructuring Expense - 533 664 399 Goodwill Impairment - - 63,236 49,822 Business Transaction Expense - (79) 7,079 - Unrealized loss on financial instrument obligation 5,291 - - - Adj EBITDA 57,687 11,567 4,011 (11,381) 38